February 2021 INVESTOR PRESENTATION Exhibit 99.1

DISCLAIMER This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This presentation contains forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. All statements other than statements of historical facts contained in this presentation, including our possible or assumed future results of operations and expenses, business strategies and plans, competitive position, business and industry environment and potential growth opportunities, are forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause actual results, performance or achievements to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, those described under the caption “Risk Factors” in BRP Group, Inc.’s (“BRP” or the “Company”) Annual Report on Form 10-K for the year ended December 31, 2019, BRP's Quarterly Report on Form 10-Q for the three months ended March 31, 2020, and in BRP's other filings with the SEC, which are available free of charge on the Securities and Exchange Commission's website at: www.sec.gov, including those factors relevant to BRP's Class A common stock, debt obligations and related restrictions, liquidity, Partnership pipeline and business, financial condition and results of operations, as well as factors related to the potential effects of the COVID-19 pandemic on our business, financial condition and results of operations. Given these uncertainties, you should not place undue reliance on any forward-looking statements in this presentation. Except as required by law, we disclaim any obligation to update any forward-looking statements for any reason after the date of this presentation, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes certain financial measures (e.g., Adjusted EBITDA and Organic Revenue) that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”). These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures and the related notes thereto included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP. In addition, this presentation includes certain figures for the twelve-month period ended September 30, 2020. Financial information for the twelve-month period ended September 30, 2020 was derived by subtracting statement of comprehensive income data for the nine-month period ended September 30, 2019 from the corresponding information for the year ended December 31, 2019, and then adding the corresponding information for the nine-month period ended September 30, 2020. 2

3 BUSINESS UPDATE

BRP HAS DELIVERED STRONG RESULTS SINCE THE IPO IN OCTOBER 2019

Metric	At IPO	Since IPO	Highlights
Pro Forma LTM Revenue	$141 million	~$425 million(1) (9/30 LTM + 4Q'20 Partnerships)	✓ Represents 201% increase ✓ Supported by robust organic growth and strategic partnership activity
Organic Growth	10-15% (stated target)	15% (2020 YTD as of 9/30/20)	✓ MGA of the Future growing 41% (2020 YTD as of 9/30/20) ✓ Fostered by accelerating new business production amidst COVID-19
MGA of the Future Policies in Force	352,054	~510,000 (as of Nov 11, 2020)	✓ Represents 45% increase ✓ Continuing to activate new units in our channel ecosystem & better penetrate activated units
2020 Acquired Revenue(2)	$110 million (analyst expectations)	~$236 million (FY 2020)	✓ Differentiated story resonating with potential partners ✓ First broker in recent history to partner with 3 "Top 100" firms in a year
2021 Acquired Revenue Expectations(2)	$80 million (analyst expectations)	$120-150 million (2021 estimate provided in December 2020)	✓ Deal activity to remain robust ✓ Expect more than 90% of acquired revenue to close in Q2-Q4

(1) Includes $238.5 million of disclosed 9/30 LTM Pro Forma Revenue; $24.9 million of 4Q'19 revenue from Partnerships closed in the first three quarters of 2020, $154.6 million in aggregate revenue from Partners acquired during 4Q'20, for the most recent trailing twelve-month period prior to acquisition by the Company, in each case, at the time the due diligence was concluded based on a quality of earnings review and not an audit, and $7.1 million of pro forma annualized revenue acquired by AHT and Insgroup in the last 12 months (prior to acquisition by BRP). Reconciliation of Pro Forma Revenue to commissions and fees is set forth in the reconciliation table contained in the Appendix of this presentation; (2) Represents the aggregate revenues of Partners acquired during the period presented, for the most recent trailing twelve-month period prior to acquisition by the Company, in each case, at the time the due diligence was concluded based on a quality of earnings review and not an audit.

4

BRP

FY 2020 PARTNERSHIPS

2020 Partnerships

Amounts in 000's	2020 Q1	2020 Q2	2020 Q3	2020 Q4	YTD
CONSOLIDATED					
Closed Partnerships	4	5	2	5	16
Cash/Equity aggregate closing consideration (1)	$ 56,449	$ 227,718	$ 6,885	$ 688,718	$ 979,770
Maximum contingent earnout (2)	$ 16,828	$ 110,701	$ 7,240	$ 297,131	$ 431,900
Annualized acquired revenue (3)	$ 30,612	$ 47,403	$ 3,668	$ 154,556	$ 236,239
Annualized estimated acquired adjusted EBITDA (4)	$ 5,123	$ 19,477	$ 806	$ 51,795	$ 77,201
Phasing of annualized acquired revenue (5)	$ 98,410	$ 45,961	$ 45,475	$ 46,393	$ 236,239

(1) Equity portion of consideration for 2020 Partnerships (excluding the Burnham, TBM and Westward Partnerships) based on the fair value of the Company's equity consideration paid as of the closing date of each such Partnerships. Q4 figure includes equity portion of consideration for the Burnham Partnership valued using the volume weighted average prices for a share of the Company's Class A common stock on the Nasdaq for the 10 days ending on the execution date of the definitive purchase agreement. Burnham Partnership consideration consists of closing cash of $176,755,163 and 1,957,418 Class B shares. Q4 figure includes equity portion of consideration for the TBM Partnership valued using the volume weighted average prices for a share of the Company's Class A common stock on the Nasdaq for the 10 days ending on the execution date of the definitive purchase agreement. TBM Partnership consideration consists of closing cash of $42,164,939 and 384,083 Class B shares. Q4 figure includes equity portion of consideration for the Westward Partnership valued using the volume weighted average prices for a share of the Company's Class A common stock on the Nasdaq for the 10 days ending on the execution date of the definitive purchase agreement. Westward Partnership consideration consists of closing cash of $1,159,075 and 9,796 Class A shares.

(2) Q2 figure is inclusive of one uncapped earnout, which has been calculated assuming the Partner grows revenue 50% per year for three consecutive years.

(3) Represents the aggregate revenues of Partners acquired during the relevant quarter presented, for the most recent trailing twelve-month period prior to acquisition by the Company, in each case, at the time the due diligence was concluded based on a quality of earnings review and not an audit.

(4) Represents the aggregate estimated Adjusted EBITDA of Partners acquired during the relevant quarter presented, for the most recent trailing twelve-month period prior to acquisition by the Company, in each case, at the time the due diligence was conducted based on a quality of earnings review and not an audit. Adjustments to net income include the adjustments to net income used by the Company to calculate its Adjusted EBITDA and certain estimated deal-specific cost-savings resulting from acquisition by the Company, including commissions grid alignment, technology-related cost savings, personnel-related cost savings and centralized growth services, as well as the normalization of acquisitions/divestitures.

(5) Represents the aggregate revenues on a quarterly basis under ASC 606 of Partners acquired during the relevant year for the most recent trailing twelve-month period prior to acquisition by the Company, in each case, at the time the due diligence was concluded based on a quality of earnings review and not an audit. Q4 amounts represent 2019 activity of acquired Partners and are not projections of 2020 performance.

5 BRP

BRP’S GROWTH IN PERSPECTIVE 6 Organic Growth 15% 41% 29% 69% 1% 3% 4% 1% 1% Market Cap(2) $2.9bn - $5.3bn $8.1bn $49bn $23bn $13bn $57bn $27bn PF LTM Revenue ~$425mm(3) ~$50mm $106mm $97mm $11.0bn $6.7bn $2.6bn $17.2bn $9.3bn 69% 41% 29% 69% 9% 3% 4%(0%) (3%) YTD 2020 Revenue Growth (as of 9/30/20)(1) Source: Factset, SNL Financial and Public company filings (1) Year-to-date growth calculated as revenue for the nine months ended 9/30/20 compared to revenue for the nine months ended 9/30/19; (2) As of February 2, 2020; (3) Represents disclosed 9/30 LTM Pro Forma Revenue and the aggregate revenues of Partners acquired during the 4Q’20, for the most recent trailing twelve- month period prior to acquisition by the Company, in each case, at the time the due diligence was concluded based on a quality of earnings review and not an audit MGA of the Future (Consolidated)

LEVERAGING POWERFUL COMBINATION OF TECHNOLOGY AND SHELTERED DISTRIBUTION 7 Industry Incumbents “InsureTech” Go-To-Market Strategy “Insurance-as- a-Service” Direct to consumer and/or Agency distribution Direct to consumer Client Sheltered Distribution Ecosystems Consumer Consumer Customer Acquisition Costs Client Level Profitability Technology Efficiency Balance Sheet / Underwriting Risk ◐ ◕ ◐ ◕◔ ◐◔

POSITIONED FOR AN EVOLVING INSURANCE DISTRIBUTION LANDSCAPE OVER THE NEXT 20 YEARS 8 VIDEO DISTRIBUTION Vertical integration via self-manufactured product / content Technology affords significantly more efficient access to clients Clients accessed via legacy / brick & mortar channels INSURANCE DISTRIBUTION Legacy Captive / Broker Model ? “InsureTech” “Tech-forward” incumbents

OPPORTUNITY TO MONETIZE MGA OF THE FUTURE TECHNOLOGY VIA BRP'S SHELTERED DISTRIBUTION CHANNELS

Product	Market TAM	Current BRP Ecosystem	Highlights
Renters	44 Million Rental Units[(1)] (across the U.S.)	15 Million Rental Units[(5)] (within BRP property mgmt. software provider relationships)	✓ BRP renters solution "turned on" in over 7 million units ✓ Penetration of those units is ~7%
Private Flood	$42 Billion Premium[(2)] (across the U.S.)	$10+ Million Premium[(5)]	✓ Launch of Private Flood solution targeted for 1H'21[6]
Homeowners	$104 Billion Premium[(3)] (across the U.S.)	~$200+ Million Premium[(5)]	✓ Launch of Florida Homeowners solution targeted for 2021[6] ✓ Additional states to be launched over time
Personal + Commercial lines P&C broadly	$3.3 Trillion Premium[(4)] (Global Non-Life P&C Premium)	>$4 Billion Premium[(5)] (Pro Forma for 4Q'20 Partnerships)	✓ Incremental products to be rolled out over time ✓ Leverage homogenous pools of risk within BRP's existing client base ✓ Build out additional distribution ecosystems

[(1)] Per 2019 American Community Survey; [(2)] Per Verisk; [(3)] Per SNL Financial; [(4)] Per SwissRe Institute; [(5)] Based on internal Company data and BRP management estimates; [(6)] Subject to regulatory approval

9

BRP

HO4 (Renters insurance) Commercial Property Insurance Captive Programs Master Policy Compliance / Tracking Ancillary Tenant Solutions 10 LEVERAGING OUR TECHNOLOGY ‘INSURANCE AS A SERVICE’ PLATFORM TO DELIVER HOLISTIC SOLUTION SET INTO SHELTERED DISTRIBUTION CHANNEL ECOSYSTEM Covers damage to unit and tenant contents in event of a loss Provides coverage to property manager for uninsured tenants MGA OF THE FUTURE TECHNOLOGY TAPS INTO WHITE SPACE ACROSS THE HABITATIONAL REAL ESTATE RISK INFRASTRUCTURE Property Managers & Property Mgmt. Software Providers Allows property manager to track tenant insurance coverage on unit-by-unit basis Ancillary products that provide economic & risk transfer benefits to tenant (i.e. security deposit) Holistic risk management solution that allows property managers to self-manage cost control Provides property managers coverage for the building itself Renters insurance represents only one piece of a property manager’s broader risk management solution set

11 BRP OVERVIEW

BRP APPROACHES THE WORLD FUNDAMENTALLY DIFFERENTLY THAN MOST ... Permanent capital, sustainable approach to doing business Invest in resources to drive organic growth Build industry-leading technology Focus on partnering with the highest quality firms 1 2 3 4 Building a forever business 12

$35 $41 $47 $25 $44 $78 Year 0 Year 5 Year 10 Company A Company B ... AND THAT APPROACH GENERATES SUBSTANTIAL OUTPERFORMANCE OVER TIME By investing in the business instead of harvesting margin, BRP is able to create more value and more cash flow over the long-term EBITDA Comparison ($mm) Assumes two businesses have $100mm in revenue at Year 0 ▪ Company A: 35% margins, 3% organic growth ▪ Company B: 25% margins, 12% organic growth It takes a few years for growth investments to “pay back”... ... but there is a substantial return 13

14 Element circle 6 Continue to refine tailored client engagement model Build on reputation as a “destination” employer Expand “Insurance-as-a- Service” offering to broader suite of sheltered distribution ecosystems Vertical integration via MGA-enabled products Further enhance an already favorable geographic footprint Build out new capabilities which can be leveraged across the firm PROVEN FLYWHEEL TO GENERATE SUSTAINABLE DOUBLE DIGIT ORGANIC GROWTH Build industry- leading technology Invest in resources to drive organic growth Focus on partnership with the highest quality firms

BRP IS A RAPIDLY GROWING INSURANCE DISTRIBUTION FIRM

BRP at a Glance

- Rapidly growing insurance distribution firm (commission-based model, takes no underwriting risk)
- Holistic and tailored approach to risk management, insurance and employee benefits
- Organic growth driven by tailored client engagement model and targeted industry / geography selection
- Inorganic expansion via proven partnership model

Operating Groups[1]



Medicare
8%
Middle Market
41%
MainStreet
15%
BRP
Specialty
37%

By the Numbers

	At IPO (October 2019)	*Today[2]*
Colleagues	500+	**1,500+ (and growing)**
Risk Advisors	160+	**400+**
Offices / States	40+ / 4	**50+ / 13**
Clients (across the U.S. and worldwide)	400,000+	**500,000+**
LTM PF Revenue[1]	6/30/19: $141mm	**9/30/20: ~$425mm**

Organic Growth[3]



12%
10% (4)
5%
19%
20%
4Q'19
1Q'20
2Q'20
3Q'20

Source: Company filings; Note: (1) Percentage of total BRP LTM revenue as of 9/30/20 ($208mm), totals may not equal due to rounding; (2) As of 9/30/20, inclusive of Partnerships closed in 4Q'20; (3) Organic growth represents growth from the same period one year prior. Organic Revenue used to calculate Organic Revenue Growth is adjusted to reflect revenues from Partnerships that reached the twelve-month owned mark during each respective period reported. Organic Revenue Growth is a non-GAAP financial measure. Reconciliation of Organic Revenue Growth to commissions and fees, the most directly comparable GAAP financial measure, is set forth in the reconciliation table contained in the Appendix of this presentation, (4) Core Organic Revenue Growth for the three months ended March 31, 2020 is calculated as Organic Revenue less profit-sharing revenue (or contingent payments) growth and other income revenue growth. Core Organic Revenue Growth is a non-GAAP financial measure. Reconciliation of Core Organic Revenue Growth is set forth in the reconciliation table contained in the Appendix of this presentation

15 BRP

DIVERSE, FULL SERVICE EXPERTISE AND TECH ENABLED OPERATING GROUPS

Operating Group (9/30/20 LTM Revenue)	9/30/20 YTD Revenue Growth[1]	Clients	Services
Middle Market 41%	67%	Mid-to-large size businesses and High-Net-Worth individuals	Commercial risk management, employee benefits solutions and private risk management
Specialty 37%	98%	Retail brokers	Risk management solutions within niche industries and product segments requiring specialty expertise
MGA of the Future (part of Specialty)	41%	Sheltered distribution partners (i.e. Property Management Software Providers)	Insurance-as-a-Service Renters + Additional products
MainStreet 15%	26%	Individuals and businesses in their communities	Personal insurance, commercial insurance, life & health
Medicare 8%	66%	Agents providing consultation and solutions to Medicare-eligible seniors	Digital enrolment capabilities, agent training, compliance, sales & marketing support

16 BRP

Note: Totals may not equal due to rounding; [1] Year-to-date growth calculated as revenue for the nine months ended 9/30/20 compared to revenue for the nine months ended 9/30/19

EXECUTING ON A GEOGRAPHIC GROWTH AND INDUSTRY EXPANSION APPROACH

BRP has strategically targeted the geographies experiencing the fastest demographic and economic growth

Presence in Largest and Rapidly Growing U.S. MSAs

Orlando, FL
Population growth(1): +22%

Atlanta, GA
Population growth(1): +14%

Tampa, FL
Population growth(1): +15%

Houston, TX
Population growth(1): +19%

Seattle, WA
Population growth(1): +15%

Washington, D.C.
Population growth(1): +11%

Strategically Targeted Fast Growing Industries

- Healthcare
- Technology
- Construction
- Transportation
- Finance
- Real Estate

Expansion in Growing Geographies

- Targeted Footprint
- Opportunistic Expansion Areas
- BRP Locations at IPO
- Additional BRP Locations Post IPO (Main Office)
- Additional BRP Locations Added in 4Q'20 (Target Core Office)



17

BRP

Source: Fundera, United States Census Bureau; (1) Represents net population growth per U.S. Census Burea from April 2010 Census thru July 1, 2019

$109 $178 Million Dollar Producers Middle Market Risk Advisor 2018 2019 Risk Advisors 151 240 Risk Advisors onboarded(2) 20 40 As % of current Risk Advisors 13% 17% Note: (1) Marsh, Berry & Co; Represents the mid-point for producers with more than 3 years in the industry and a book >$1mm; (2) Organic new hires; (3) 2019 total risk advisor retention 79% in-line with 3 year averages of 91% ( > 1 year tenure) and 84% total risk advisor retention; (4) BRP Average Risk Advisor Age as of 12/1/20; (5) 2018 Future One Agency Universe Study 1.6x 54 Industry Average Risk Advisor Age (yrs.)(5) 43 BRP Average Risk Advisor Age (yrs.)(4) EXECUTING ON DIFFERENTIATED RISK ADVISOR PRODUCTION AND RECRUITMENT BRP’s entrepreneurial culture perpetuates an enduring ability to hire and retain colleagues, driving industry leading results Middle Market + MainStreet (1) 2019 BRP AverageIndustry 87% 2019 BRP Risk Advisor Retention (> 1 year tenure)(3) New Business Production ($000’s) Risk Advisor Recruitment and Retention Top Place to Work 93% BRP 2019 Client Retention 18

EXECUTING ON A DIFFERENTIATED PARTNERSHIP STRATEGY 19 BRP’s focus on attracting high-quality partners enables double digit organic growth Strategic Buyers Private Equity Buyers Low growth, focused on financeable EBITDA, significant cost cutting and margins Sellers “selling out” Highly leveraged with tax inefficiencies Durable, purposeful growth strategy Partners “buying in” with leadership opportunities Conservative leverage with tax efficiencies Low growth with expense synergies Few to no ongoing meaningful leadership opportunities Inconsistent integration efforts Potential Partners 21% Growth (11% ex. MGA of the Future) BRP Year 1 Revenue Growth on Platforms Post Partnership BRP Value Add

CULTURE BINDS ORGANIZATION TOGETHER THROUGH AZIMUTH To be regarded as the preeminent insurance advisory firm fueled by relationships, powered by people and exemplified by client adoption and loyalty, colleague development and engagement and operational acumen and evolution. Deliver indispensable tailored insurance and risk management insights and solutions to ensure our clients have the peace of mind to pursue their dreams, purpose and passions. The Azimuth asserts BRP’s core values, business basics and promises to stakeholders CORE VALUES Genuine, Grit, Dreaming, Discerning, Purpose, Engaging BUSINESS BASICS Powered by People, Honing our Edge, Staying Ahead STAKEHOLDER PROMISES Clients, Colleagues, Insurance Partners, Communities, Shareholders 20

A FIRM COMMITMENT TO ENVIRONMENTAL, SOCIAL AND GOVERNANCE PRINCIPLES Risk Management ▪ BRP maintains a risk management framework designed to control risk ▪ BRP’s in-house Legal and Finance teams work closely with external consultants to: ▪ Lead BRP’s leadership team through a formal risk assessment process to assess BRP’s risk exposures ▪ Design a control environment that appropriately mitigates the risks identified ▪ Refine and ensure adherence to company policies and procedures Code of Business Conduct & Ethics ▪ BRP is committed to doing what is right and ethical while delivering industry-leading performance ▪ A code of business conduct and ethics and related policies have been implemented ▪ The policies are reviewed and updated regularly ▪ BRP conducts ongoing training to address risks and ensure they are operating the highest level of ethical conduct Commitment to human capital: “The Thrive Hive” empowers colleagues and leaders through orienteering, performance management, compensation and benefits, learning and development, talent equitization, career pathing, succession planning, and colleague relations ▪ Colleague Recruitment Programs ▪ Robust Summer Internship Program ▪ High School Scholarships for students from low- income families ▪ 61% of BRP colleagues identify as female ▪ 47% of BRP senior leadership identifies as female ▪ Continuing Education and License ▪ Reimbursement Programs ▪ Mentoring Programs ▪ 700+ on-demand learning opportunities Recruitment Diversity & Inclusion Learning & Development Sustainability programs Devoted clean energy & solar verticals Recycling programs Volunteer opportunities for environmental causes Electric car charging stations Walking & biking resources to reduce emissions VIP car pool parking 21

Durable and Outsized Growth Proven Partnership Strategy Enables EXECUTING ON TOP 10 IN 10 Note: * Independent Insurance Broker in U.S. * 22 8

23 APPENDIX

FY 2020 ACQUISITIONS AND PURCHASE MULTIPLES ASSOCIATED WITH VARIOUS FORWARD GROWTH RATES

Scenario Approximations (1) *Amounts in 000's*	Total Consideration (2)	Revenue	Implied EBITDA (3)	Implied EBITDA Multiple
Announced up-front (4)	979,770	236,239	77,201	12.7x
5% growth	1,035,237	277,970	90,839	11.4x
10% growth	1,078,242	319,828	104,517	10.3x
15% growth	1,132,191	365,739	119,521	9.5x
25% growth	1,279,357	470,699	153,821	8.3x

(1) Represents the approximate performance at the defined growth rate. Certain earnouts are capped at growth rates less than 25% and certain earnouts provide benefits to Sellers at growth rates in excess of 25%. One 2020 partnership earnout is uncapped. (2) Equity portion of consideration for 2020 Partnerships (excluding the Burnham, TBM and Westward Partnerships) based on the fair value of the Company's equity consideration paid as of the closing date of each such Partnerships. Q4 figure includes equity portion of consideration for the Burnham Partnership valued using the volume weighted average prices for a share of the Company's Class A common stock on the Nasdaq for the 10 days ending on the execution date of the definitive purchase agreement. Burnham Partnership consideration consists of closing cash of $176,755,163 and 1,957,418 Class B shares. Q4 figure includes equity portion of consideration for the TBM Partnership valued using the volume weighted average prices for a share of the Company's Class A common stock on the Nasdaq for the 10 days ending on the execution date of the definitive purchase agreement. TBM Partnership consideration consists of closing cash of $42,164,939 and 384,083 Class B shares. Q4 figure includes equity portion of consideration for the Westward Partnership valued using the volume weighted average prices for a share of the Company's Class A common stock on the Nasdaq for the 10 days ending on the execution date of the definitive purchase agreement. Westward Partnership consideration consists of closing cash of $1,159,075 and 9,796 Class A shares; (3) The implied EBITDA margin is presented as flat across all growth scenarios, which may not be indicative of actual future performance. (4) Announced up-front revenue represents the aggregate revenues of Partners acquired in 2020, for the most recent trailing twelve-month period prior to acquisition by BRP, in each case, at the time the due diligence was concluded based on a quality of earnings review and not an audit. Announced up-front EBITDA represents the aggregate estimated Adjusted EBITDA of Partners acquired in 2020, for the most recent trailing twelve-month period prior to acquisition by BRP, in each case, at the time the due diligence was conducted based on a quality of earnings review and not an audit. Adjustments to net income include the adjustments to net income used by BRP to calculate its Adjusted EBITDA and certain estimated deal-specific cost-savings resulting from acquisition by BRP, including commissions grid alignment, technology-related cost savings, personnel-related cost savings and centralized growth services, as well as the normalization of acquisitions/divestitures.

24 BRP

ORGANIC REVENUE GROWTH AND PRO FORMA REVENUE RECONCILIATION

Organic Revenue Growth Reconciliation ($mm)

	3-months ended				9-months ended
	12/31/2019	3/31/2020	6/30/2020	9/30/2020	9/30/2020
Commissions and fees	$36.6	$54.2	$51.3	$65.8	$171.3
Partnership commissions and fees	(13.3)	(22.9)	(12.1)	(19.6)	(54.6)
Organic Revenue	23.3	31.3	39.2	46.2	116.7
Prior year organic rev (% growth base)	20.8	29.8	33.1	38.4	101.3
Organic Revenue Growth	2.5	1.5	6.1	7.8	15.4
Organic Revenue Growth %	**12%**	**5%**	**19%**	**20%**	**15%**
Less: Profit-sharing organic revenue[1]		(3.8)			
Less: Other income organic revenue[2]		(0.2)			
Core Organic Revenue		27.3			
Core Organic Revenue Growth		2.5			
Core Organic Revenue Growth		**10%**			

Pro Forma Revenue Reconciliation ($mm)

At IPO	
6/30/19 LTM Commissions and Fees	$102.3
Commissions and Fees Revenue for Partnerships in the Unowned Period	$39.0
6/30/19 LTM Pro Forma Revenue	**$141.3**
Current	
2020 YTD Commissions and Fees Revenue (through 9/30/20)	$171.3
Commissions and Fees Revenue for Q1-Q3 2020 Partnerships in the Unowned Period	$30.7
2020 YTD Pro Forma Revenue (through 9/30/20)	**$202.0**
4Q'19 Pro Forma Revenue	36.6
4Q'19 Revenue from Partnerships Closed in 1Q-3Q 2020	24.9
Annualized Acquired Revenue from Partnerships Closed in 4Q'20	154.6
Pro Forma Annualized Revenue Acquired by AHT and Insgroup in the last 12 months (prior to acquisition by BRP)	7.1
9/30/20 LTM Pro Forma Revenue	**$425.1**

Source: Company filings

25

BRP